UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 6, 2008

ULTICOM, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-30121	22-2050748
State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	I.R.S. Employer Identification No.

1020 Briggs Road,

Mount Laurel, New Jersey

08054

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors.

On November 6, 2008, Avi T. Aronovitz tendered his resignation as a member of the Board of Directors of Ulticom, Inc. (the “Company”), effective November 13, 2008, pursuant to the terms of the previously disclosed letter agreement between Mr. Aronovitz and Comverse Technology, Inc. (“Comverse”), the Company’s majority stockholder, dated October 28, 2008 (the “Letter Agreement”). The Letter Agreement provides for the resignation of Mr. Aronovitz as a director of the Company, effective as of the close of business on November 30, 2008 or any earlier date requested by Comverse. The Company expressed its appreciation to Mr. Aronovitz for his valuable service and contributions to the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Resignation Letter, dated November 6, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTICOM, INC.

Date: November 12, 2008	By:	/s/ Shawn Osborne
	Name:	Shawn Osborne
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Resignation Letter, dated November 6, 2008.

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